AGREEMENT entered into by and between, AMERICAN TISSUE CORPORATION, hereinafter known as THE OWNER; and AMERICAN TISSUE DE MEXICO, S.A.DE C.V., hereinafter known as THE CONTRACTOR, and which is formalized in accordance with the following Antecedents and Clauses:

                             A N T E C E D E N T S :

     I. THE CONTRACTOR is a Mexican mercantile corporation, organized in accordance with the laws of the Republic of Mexico, with residence in the City of Mexicali, Baja California, Mexico, and which has as corporate object, amongst others, the manufacture of facial tissues and napkins.

     II. THE OWNER is an American corporation, with residence in Hauppauge, State of New York, United States of America, and which has as corporate object, amongst others, the manufacture of facial tissues and napkins.

     III. This Agreement proposes to establish the basis upon which THE OWNER will remit the necessary raw materials to THE CONTRACTOR so that the later, in its plants located in the City of Mexicali, Baja California, may assemble them in accordance with the instructions received from THE OWNER.

Pursuant to the above, the parties agree as follows:

                                 C L A U S E S :

     FIRST: THE CONTRACTOR agrees to receive from THE OWNER, the raw materials or components, which previously and in each case have been expressly determined by the parties, and to process these in accordance with instructions received from THE OWNER.

     SECOND: It is expressly understood that the components and raw materials that may be remitted by THE OWNER to THE CONTRACTOR, for processing, as well as the final product, are and will remain, at all times, the sole property of THE OWNER.

     THIRD: The price for the services to be rendered by THE CONTRACTOR to THE OWNER, will be, for the first year, a five per cent (5%) over the total operating costs and expenses, excluding the losses in financial exchanges. The parties may fix new prices by means of simple correspondence between them.

     The parties may establish provisional unit prices for work orders and periodically review invoice amounts, therefore, issuing, in each case, a debit or credit note to adjust the price of services to the total referred to in the above paragraph.

     FOURTH: THE OWNER will pay THE CONTRACTOR the price of services in accordance to the estipulations herein stated, or in its event, on each order, or in the manner the parties may agree from time to time.

     FIFTH: It is perfectly understood and established that due to the technical process followed in the industrial operation and to the kind of materials used, losses for up to ten per cent (10%) are estimated.

     SIXTH: THE CONTRACTOR will not use any of the components and raw materials provided by THE OWNER for any purpose whatsoever, except as directed by THE OWNER either during or after the term of this Agreement. All raw materials which THE CONTRACTOR may have in its possession on the termination of this agreement shall be returned to THE OWNER. Furthermore, all information received from THE OWNER regarding its sources of components and raw materials, manufacturing processes and customers, will be held in strict confidence and will not be disclosed to any person or corporation, either during or after the term of this Agreement.

     SEVENTH: THE OWNER and any of its agents, officials or employees may enter THE CONTRACTOR's building at any time during the working hours and examine the merchandise, working process, and the finished product, and through direct supervision, insure that all the production and quality control rules, provided by THE OWNER are diligently observed.

     EIGHTH: The expenses to be incurred, for the better execution of the work to be performed under the terms of this Agreement, such as in the training of CONTRACTOR's personnel within or outside the plant and related travel expenses thereof, shall be CONTRACTOR!s responsibility.

     NINTH: The term of this Agreement is indefinite.

     TENTH: All the work orders that THE OWNER accepts from THE CONTRACTOR will be performed under the terms herein established, unless otherwise agreed.

     IN WITNESS WHEREOF, this document is signed in duplicate:

     In the City of Mexicali, Baja California, on December 12, 1994.

                                            AMERICAN TISSUE DE MEXICO, S.A.
                                            DE C.V.

                                             /s/ Mehdi Gabayzadeh
                                             -------------------------------

In Hauppauge, State of New York, United States of America, on December 12, 1994.

                                            AMERICAN TISSUE CORPORATION


                                             /s/ Mehdi Gabayzadeh
                                             -------------------------------



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